Investments in equity investees	12 Months Ended
Dec. 31, 2025
Investments in equity investees [Abstract]
Investments in equity investees
6.	Investments in equity investees
Measurement Alternative and NAV practical expedient
The carrying amount of the Group’s equity investments
accounted for under
the Measurement Alternative was RMB14,027 million and RMB11,856 million as of December 31, 2024 and 2025, respectively, and the carrying amount of the Group’s investments under NAV practical expedient was RMB8,529 million and RMB8,442 million as of December 31, 2024 and 2025, respectively. During the years ended December 31, 2023, 2024 and 2025, fair value changes recognized for equity investments which were measured using the Measurement Alternative, and NAV practical expedient were not significant.
Equity method
As of December 31, 2025, the Group’s investments accounted for under the equity method totaled RMB31,680 million (as of December 31, 2024: RMB34,294 million), which mainly included the investment in JD Technology amounting to RMB15,055 million and the investment in Home Credit Consumer Finance Co., Ltd.

(“Home Credit”) amounting to RMB2,428 million. The Group applies the equity method of accounting to account for its equity investments, in common stock or in-substance
common stock, over which it has significant influence but does not own a majority equity interest
or otherwise control.
Investment in JD Technology
Following the reorganization of JD Technology in March 2021, the Group’s equity interest in JD Technology increased to 41.7%. The Group accounted for its investment in JD Technology using the equity method, as it exerted significant influence without holding a majority equity interest or otherwise control. Pursuant to the supplemental agreement entered between JD Technology and its shareholders in June 2020, certain existing shareholders (including the Group) have the obligation to make up the shortfall (if any) of the redemption price to the other shareholders of JD Technology when all other means are exhausted, and the shortfall is capped by the proceeds from the sales of the guarantor’s shares of JD Technology. From September to December 2024, JD Technology entered into new agreements with its shareholders to replace previous redemption terms with new settlement method (through both cash and newly issued common shares in tranches) (the “2024 Transaction”). Those are further subject to suspension or termination under certain circumstances. Concurrently, the previous guarantee obligation of the Group has also been extinguished. In accordance
with these agreements, JD Technology completed its share repurchases through cash settlement, with some shareholders’ returns yet to be converted into new shares as of December 31, 2025. The Group’s equity interest in JD Technology further increased to 43.6% and 54.9%, respectively, as of December 31, 2024 and 2025, resulting from the redemption aforementioned. Due to the dual-class voting structure of JD Technology, the Group held less than 50%
of voting power as of December 31, 2025, and continued to apply equity method for accounting of the investment. As the Group and JD Technology are both controlled by

Mr. Liu before and after the 2024 Transaction, the Group’s increased equity interest holding in JD Technology was accounted for as a transaction under common control. Based on the proportionate interest in the net assets of JD Technology, the Group’s investment in JD Technology decreased by
 RMB
726 million and RMB7,646
million for the years ended December 31, 2024 and 2025, respectively. The above resulted in a decrease in the Group’s additional paid-in capital for the same amount in the corresponding period.

Investment in Home Credit
In December 2024, the Company entered into an agreement to acquire 50% of Home Credit’s equity interest for a total cash consideration of RMB2,500 million.
Home Credit is a consumer finance company that conducts its business through providing consumer loans and merchandise loans. The Company accounted for its investment in Home Credit using the equity method as the Company obtained the significant influence by the right to nominate three board seats out of nine. Concurrently, JD Technology subscribed
 15% of Home Credit’s
equity
interest. The basis difference as of December 31, 2024 and 2025 was immaterial.
Investment in Yonghui
Yonghui Superstores Co., Ltd, (“Yonghui”) is a leading hypermarket and supermarket operator in China and is listed on the Shanghai Stock Exchange. As of December 31, 2024, the Group held approximately 11.3% of Yonghui’s issued and outstanding shares and accounted for the investment in Yonghui using the equity method as the Group obtained significant influence by the rights to nominate one board member out of nine.
In February 2025, the Group transferred 8.3% of Yonghui shares for a cash consideration of RMB1,774 million, as a result, the Group ceased to hold any board seats in Yonghui and los
t
 the significant influence. Subsequently, the Group disposed the retained 3.0% of Yonghui shares, resulting in a complete exit from its investment in Yonghui. The disposal gains of RMB1,118 million and RMB91 million were recorded in “Share of results of equity investees” and “Others, net” in the consolidated statements of operations and comprehensive income, respectively.

The Group recorded its share of the profits and losses of JD Technology, Home Credit and Yonghui one quarter in arrears to enable the Group to provide its financial disclosure independent of the reporting schedule of these equity investees.
The Group summarizes the condensed financial information of the Group’s equity investments under equity method as a group below in accordance with Rule
4-08
of Regulation
S-X:

	For the year ended December 31,
	2023	2024	2025
	(RMB in millions)
Revenues	149,237	146,583	104,075
Gross profit	48,134	70,000	56,510
(Loss)/income from operations	(274)	8,334	20,597
Net (loss)/income	(1,733)	4,380	17,846
Net (loss)/income attributable to the investees’ ordinary shareholders	(1,506)	4,641	17,990

	As of December 31,
	2024	2025
	(RMB in millions)
Current assets	161,218	154,476
Non-current assets	146,848	145,184
Current liabilities	124,013	122,333
Non-current liabilities	44,090	48,705
Redeemable stock	28,167	—
Non-controlling interests	4,429	4,534
The Group performs impairment assessment of its investments under the Measurement Alternative and equity method whenever events or changes in circumstances indicate that the carrying value of the investment may not be fully recoverable. Impairment charges in connection with the equity method investments of RMB266 million, RMB699 million and RMB88 million were recorded in “share of results of equity investees” in the consolidated statements of operations and comprehensive income for the years ended December 31, 2023, 2024 and 2025, respectively. The valuation of impairment in privately held companies under the Measurement Alternative is discussed in Note 4.